                              AIM LIMITED MATURITY
                                 TREASURY FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT              JANUARY 31, 1998

                      -----------------------------------

                              AIM LIMITED MATURITY
                                 TREASURY FUND

                           For shareholders who seek

                         high monthly income free from

                               state taxes while

                       maintaining relative stability of

                         principal by investing only in

                      U.S. Treasury notes with maturities

                            of three years or less.

                      -----------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a widely known credit rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition and management. Funds are rated from the highest quality (AAA) to lowest quality (CCC).
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o Certificate of Deposit (CD) rates are calculated using the six-month average CD rate reported by the Federal Reserve Board. Bank CDs, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest but are subject to fluctuating rollover rates and early withdrawal penalties. Shares of AIM Limited Maturity Treasury Fund are not insured, and their value will vary with market conditions.
o Unless otherwise indicated, comparative index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
          ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
          ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter





                   Dear Fellow Shareholder:

                   It has been an eventful six months in securities markets.
     [PHOTO OF     Market sentiment focused on the potential negative impact of
    Charles T.     Asia's financial crisis, which began to unfold shortly before
       Bauer,      the opening of the six-month period covered by this report.
    Chairman of    As consensus remained elusive about how serious or widespread
   the Board of    this impact would be, stock markets the world over
     THE FUND      experienced continued volatility and uncertainty. In such an
  APPEARS HERE]    environment, U.S. Treasury markets typically serve as
                   relative safe havens, and once again they fulfilled this role. Yields on these securities declined as their market value climbed.
                        AIM Limited Maturity Treasury Fund performed well in
                   this environment, producing attractive current yield and total return. On the following pages, your Fund's managers discuss Fund performance in greater detail, describe their investment strategies, and offer their outlook for the future.
     In uncertain times like these, your financial consultant remains your best source for up-to-date information on market trends and for professional advice on how to invest strategically rather than emotionally. We encourage you to visit with your financial consultant regularly to make sure you still have the best fit between your chosen investments and your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENT
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced that a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during an upcoming event that we hope our shareholders will participate in and learn from to the greatest extent possible.
     The event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable.
     The first National Summit on Retirement Savings will be held at the White House in July. Under the auspices of the Department of Labor working through public/private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action that would promote private retirement savings among American workers. We encourage you to look for further information on this White House summit in the national and local press.
     We are pleased to send you this report on your AIM Fund. Please contact our Client Services department at 800-959- 4246 if you have any questions or comments. Remember that automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be accessed through our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                     -------------------------------------

                      In uncertain times like these, your

                     financial consultant remains your best

                      source for up-to-date information on

                       market trends and for professional

                     advice on how to invest strategically

                            rather than emotionally.

                     -------------------------------------

The Managers' Overview

FUND CELEBRATES 10 YEARS OF POSITIVE RETURNS

A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Fund about the six-month period ended January 31, 1998.
--------------------------------------------------------------------------------

Q. IT WAS A GOOD SIX MONTHS FOR FIXED-INCOME INVESTMENTS. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The period was particularly good for U.S. Treasury issues. The Fund stayed right in step with this trend, once again providing attractive current income, exempt from state taxes. In addition, the Fund preserved the relative stability of its net asset value.
        As of January 31, 1998, the 30-day yield of AIM Limited Maturity Treasury Fund was 5.10%, based on maximum offering price. Cumulative total return was 3.15% for the six-month period ended January 31, 1998. Net asset value per share remained within a range of $10.03 and $10.13 during the reporting period.

Q.  WHY DID BONDS PERFORM SO WELL?

A. The low-inflation and falling interest-rate environment that defined much of 1997 provided nearly an ideal climate for bonds. For the 12-month period ended January 31, 1998, the consumer price index (CPI) rose just 1.6%, the smallest increase in 11 years. After raising interest rates in March of 1997, the Federal Reserve Board (the Fed) left monetary policy unchanged for the remainder of 1997. Borrowing costs actually declined as the year progressed, as it became evident that inflation was not a serious threat.
        Bonds were given a boost in the summer by the agreement to balance the federal budget and again in the fall by the turmoil that hit world stock markets. Following the Asian currency devaluations, global stock markets plunged in October. Investors began shifting more assets into bonds, especially into U.S. Treasury securities.

Q.  HOW DID THE ASIAN CRISIS AFFECT U.S. TREASURY SECURITIES?

A. U.S. Treasury securities were one of the chief beneficiaries of the economic turmoil in Asia. When stock markets plummeted worldwide, investors in search of quality began shifting their assets into U.S. Treasury issues. Foreign investors increased their presence on the U.S. Treasury scene, seeking a safe haven for their investments. Foreign demand remained strong because U.S. Treasury securities offered significantly higher interest rates than foreign-government issues. The increasing number of Treasury market participants sent the prices of U.S. Treasury securities higher and their yields lower.

                            -------------------------

                            U.S. Treasury securities

                             were one of the chief

                              beneficiaries of the

                            economic turmoil in Asia.

                            -------------------------

===============================================================================
Stability of Net Asset Value
   1/31/88-1/31/98
-------------------------------------------------------------------------------
   1/88              $9.93
   1/89               9.72
   1/90               9.81
   1/91               9.91
   1/92              10.21
   1/93              10.16
   1/94              10.15
   1/95               9.79
   1/96              10.09
   1/97              10.02
   1/98              10.13
===============================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Past performance cannot guarantee comparable future results.


        See important fund and index disclosures inside front cover.

Q. CLEARLY, THERE WAS A BIG INCREASE IN DEMAND IN THE TREASURY MARKET. WHAT WAS HAPPENING TO SUPPLY?

A. At the same time that demand was increasing, the supply of U.S. Treasury issues was diminishing, pushing prices even higher. The federal government is seeing greater in-flows of tax receipts, a result of higher corporate profits and personal incomes. With decreased borrowing needs, there has been a reduction in U.S. Treasury security issuance. The balanced budget agreement was another factor leading to a trimmer supply. We expect U.S. Treasury supply to continue to shrink in 1998.

Q.  WHAT WAS YOUR STRATEGY IN THIS ENVIRONMENT?

A. The Fund maintained its disciplined investment strategy, focusing on the one- to two-year maturity range of the yield curve. Fund managers implement a laddered maturity structure within this segment of the yield curve. This means that the Fund invests in two-year notes, which are held until they approach the 13-month maturity level. Then they are sold, and the assets are reinvested in new two-year Treasuries.

Q. YIELDS HAVE BEEN FALLING ON TREASURY NOTES. GIVEN THE FUND'S STRATEGY, DOES THIS SITUATION PRESENT ANY CHALLENGES?

A. The rally in the U.S. Treasury market was reflected in the yield on the two-year U.S. Treasury note, which fell from 5.72% at the beginning of the period to 5.31% at its end. Overall, the yield curve has experienced a significant flattening, with the average spread in yields between the 30-year bond and the two-year notes falling to just 50 basis points as of January 31, 1998. (A basis point is one one-hundredth of a percentage point.) In fact, toward the end of 1997, we actually saw an inverted yield curve, where yields on short-term fixed-income securities were higher than yields on longer-term fixed-income securities.
        Because of its laddered maturity structure, the Fund may experience a decline in yields over the next few months, since the new notes that we buy during this period are likely to offer lower yields. However, when lower-yielding notes in the portfolio reach the 13-month point, they will be sold and we will buy new notes that should have higher yields. We remain confident in this strategy. Our approach exposes the portfolio to the most attractive part of the yield curve and renders the Fund less sensitive to market price fluctuations.

Q.  WHAT IS YOUR MARKET OUTLOOK?

A. In a sense, we are in a brave new economic world. The U.S. economy is growing at a healthy pace, but with very low inflation and nearly full employment. While no one can be certain how long such conditions can persist, many market participants expect prudent policy from the Fed, with interest rates staying at or near their current levels. Moreover, the continuing problems in Asia could slow economic growth and add fuel to the strong rally in the U.S. Treasury market. In this environment, we continue to be optimistic about U.S. Treasury issues.

===============================================================================
YIELD CURVE-U.S. TREASURY SECURITIES
AS OF 1/31/98
-------------------------------------------------------------------------------
3 months          5.183%
6 months          5.219
1 year            5.215  )  AREA OF INVESTMENT FOCUS
2 years           5.308  )
3 years           5.324  )
5 years           5.377
10 years          5.512
30 years          5.805
===============================================================================

                            ------------------------

                            Overall, the yield curve

                               has experienced a

                                  significant

                                  flattening.

                            ------------------------



Source:  Bloomberg.

         See important fund and index disclosures inside front cover.

Long-Term Performance

A DECADE OF GOOD PERFORMANCE

The Fund marked its 10th anniversary in December. We're pleased to report that the Fund has produced a positive total return every calendar year since its inception 10 years ago (see bar graph).
    Over the course of its existence, the Fund has delivered about 90% of the return of the 30-year U.S. Treasury bond with only about 25% of the risk. During the 10-year period ended January 31, 1998, the Fund has handily beat out inflation, bested returns on the six-month CD, and offered a very low annualized volatility of only 1.6%.
    The Fund's average annual total return for the 10-year period ended
January 31, 1998 was 6.43%. In comparison, the six-month CD provided an average annual total return of 5.67% for the same period. The average inflation rate for that period was 3.38%.

===============================================================================
ANNUAL TOTAL RETURNS
(EXCLUDING SALES CHARGES)
FOR CALENDAR YEARS 1988-1997
-------------------------------------------------------------------------------
1988      5.89%
1989      9.63
1990      8.96
1991     10.48
1992      5.64
1993      4.46
1994      0.85
1995      9.40
1996      4.73
1997      5.97
===============================================================================

COMPARATIVE PERFORMANCE

The chart below compares your Fund to two benchmark measures--returns on six-month certificates of deposit (CDs) and increases in the consumer price index--over the period 1/31/88-1/31/98. The Fund outperformed six-month CDs and beat inflation during this time frame.


GROWTH OF A $10,000 INVESTMENT
1/31/88 - 1/31/98

--------------------------------------------------------------------------------
               AIM LIMITED                SIX-MONTH                 CONSUMER
            MATURITY TREASURY            CERTIFICATES              PRICE INDEX
                  FUND                    OF DEPOSIT                  (CPI)
--------------------------------------------------------------------------------
                                        (In thousands)
1/88             $ 9,901                   $10,000                  $10,000
1/89              10,437                    10,815                   10,467
1/90              11,379                    11,709                   11,011
1/91              12,481                    12,628                   11,634
1/92              13,668                    13,253                   11,936
1/93              14,575                    13,685                   12,325
1/94              15,185                    14,079                   12,636
1/95              15,420                    14,840                   12,990
1/96              16,779                    15,612                   13,345
1/97              17,519                    16,425                   13,751
1/98              18,640                    17,364                   13,941
===============================================================================
Source: Towers Data Systems HYPO--Registered Trademark--. The Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of benchmarks cited on this page, please refer to the inside front cover.
===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/98, including sales charges

10 Years         6.43%

5 Years          4.84

1 Year           5.35*

*6.40%, excluding sales charges
===============================================================================

===============================================================================
For periods ended 12/31/97
(most recent calendar quarter)

10 Years         6.46%

5 Years          4.84

1 Year           4.93**

**5.97%, excluding sales charges
===============================================================================

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

CONTRIBUTE AFTER-TAX DOLLARS NOW . . . SO YOU CAN GET FEDERALLY TAX-FREE SAVINGS LATER

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS
o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU
Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT
Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES
If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
[ ] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.



The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE
Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

January 31, 1998
(unaudited)

                                                                          PRINCIPAL       MARKET
                                                              MATURITY     AMOUNT         VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-106.76%

  5.875%                                                       1/31/99   $36,400,000   $ 36,618,764
---------------------------------------------------------------------------------------------------
  5.875%                                                       2/28/99    36,150,000     36,383,529
---------------------------------------------------------------------------------------------------
  6.25%                                                        3/31/99    35,350,000     35,742,738
---------------------------------------------------------------------------------------------------
  6.375%                                                       4/30/99    35,300,000     35,764,195
---------------------------------------------------------------------------------------------------
  6.25%                                                        5/31/99    36,425,000     36,870,478
---------------------------------------------------------------------------------------------------
  6.00%                                                        6/30/99    35,300,000     35,645,234
---------------------------------------------------------------------------------------------------
  5.875%                                                       7/31/99    36,200,000     36,497,564
---------------------------------------------------------------------------------------------------
  5.875%                                                       8/31/99    35,800,000     36,112,534
---------------------------------------------------------------------------------------------------
  5.75%                                                        9/30/99    36,100,000     36,351,978
---------------------------------------------------------------------------------------------------
  5.625%                                                      10/31/99    35,750,000     35,923,745
---------------------------------------------------------------------------------------------------
  5.625%                                                      11/30/99    36,000,000     36,187,560
---------------------------------------------------------------------------------------------------
  5.625%                                                      12/31/99    36,000,000     36,200,880
---------------------------------------------------------------------------------------------------
  5.375%                                                       1/31/00    36,500,000     36,551,465
---------------------------------------------------------------------------------------------------
    Total U.S. Treasury Securities                                                      470,850,664
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-106.76%                                                               470,850,664
---------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(6.76)%                                                   (29,812,990)
---------------------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                                     $441,037,674
===================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $466,934,133)                           $  470,850,664
--------------------------------------------------------
Cash                                              14,049
--------------------------------------------------------
Receivables for:
  Fund shares sold                             2,085,338
--------------------------------------------------------
  Interest                                     7,606,856
--------------------------------------------------------
Investment in deferred compensation plan          23,565
--------------------------------------------------------
Other assets                                      77,212
--------------------------------------------------------
    Total assets                             480,657,684
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       36,461,826
--------------------------------------------------------
  Fund shares reacquired                       2,124,029
--------------------------------------------------------
  Dividends                                      644,191
--------------------------------------------------------
  Deferred compensation                           23,565
--------------------------------------------------------
Accrued administrative service fees                4,757
--------------------------------------------------------
Accrued advisory fees                             75,006
--------------------------------------------------------
Accrued distribution fees                         49,568
--------------------------------------------------------
Accrued transfer agent fees                       31,707
--------------------------------------------------------
Accrued operating expenses                       205,361
--------------------------------------------------------
    Total liabilities                         39,620,010
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  441,037,674
========================================================

                                      INSTITUTIONAL
                         CLASS A          CLASS           FUND
NET ASSETS             $388,242,970    $52,794,704    $441,037,674
==================================================================
Shares outstanding,
  $0.01 par value per
  share                  38,398,629      5,221,584      43,620,213
==================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                               $      10.11
==================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.11 divided by 99.00%)       $      10.21
==================================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                    $12,963,755
-------------------------------------------------------

EXPENSES:

Advisory fees                                   437,779
-------------------------------------------------------
Administrative service fees                      28,374
-------------------------------------------------------
Custodian fees                                   22,466
-------------------------------------------------------
Transfer agent fees-Class A                     161,679
-------------------------------------------------------
Transfer agent fees-Institutional Class           2,282
-------------------------------------------------------
Trustees' fees and expenses                      27,476
-------------------------------------------------------
Distribution fees-Class A                       290,305
-------------------------------------------------------
Other                                           153,536
-------------------------------------------------------
    Total expenses                            1,123,897
-------------------------------------------------------
Less: Expenses paid indirectly                   (1,946)
-------------------------------------------------------
    Net expenses                              1,121,951
-------------------------------------------------------
Net investment income                        11,841,804
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                    462,572
-------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  1,422,600
-------------------------------------------------------
      Net gain on investment securities       1,885,172
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $13,726,976
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 AND THE YEAR ENDED JULY 31, 1997 (UNAUDITED)

                                                              JANUARY 31,        JULY 31,
                                                                  1998             1997
                                                              ------------    --------------
OPERATIONS:

  Net investment income                                       $ 11,841,804    $   22,525,910
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities       462,572          (328,964)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities           1,422,600         4,775,213
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        13,726,976        26,972,159
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (10,419,222)      (19,613,259)
--------------------------------------------------------------------------------------------
  Institutional Class                                           (1,422,582)       (2,912,651)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       (3,227,839)       27,226,897
--------------------------------------------------------------------------------------------
  Institutional Class                                            3,703,118       (95,511,728)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        2,360,451       (63,838,582)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          438,677,223       502,515,805
--------------------------------------------------------------------------------------------
  End of period                                               $441,037,674    $  438,677,223
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $443,990,868    $  443,515,589
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (6,869,725)       (7,332,297)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               3,916,531         2,493,931
--------------------------------------------------------------------------------------------
                                                              $441,037,674    $  438,677,223
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the AIM Limited Maturity Treasury Fund (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each class are voted on exclusively by such shareholders.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1998, the Fund reimbursed AIM $28,374 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Trustees of the Fund approved the appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the six months ended January 31, 1998, AFS was paid $86,889 with respect to Class A shares, and for the period December 29, 1997 through January 31, 1998, AFS was paid $440 with respect to the Institutional Class. Prior to effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $1,842 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period August 1, 1997 through December 28, 1997.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended January 31, 1998, the Fund paid AIM Distributors $290,305 as compensation under the Plan.
  AIM Distributors received commissions of $6,130 during the six months ended January 31, 1998 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the six months ended January 31, 1998, the Fund paid legal fees of $2,334 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,946 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,946 during the six months ended January 31, 1998.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1998 was $278,313,096 and $243,919,088, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of January 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  3,865,036
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                 0
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  3,865,036
=========================================================

Cost of investments for tax purposes is $466,985,628.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1998 and the year ended July 31, 1997 were as follows:

                                                                 JANUARY 31, 1998                JULY 31, 1997
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  Class A                                                    11,569,826   $ 116,259,156    22,795,689   $ 228,371,816
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           876,896       8,825,360     2,663,678      26,662,958
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                       852,019       8,740,480     1,600,608      16,029,270
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             2,352          23,670        16,172         161,587
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (12,741,886)   (128,227,475)  (21,687,977)   (217,174,189)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (511,317)     (5,145,912)  (12,215,116)   (122,336,273)
---------------------------------------------------------------------------------------------------------------------
                                                                 47,890   $     475,279    (6,826,946)  $ (68,284,831)
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A shares outstanding during the six month period ended January 31, 1998, each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                                                   JULY 31,                        AUGUST 31,
                                                   JANUARY 31,     -----------------------------------------   -------------------
                                                      1998           1997       1996       1995       1994       1993       1992
                                                   -----------     --------   --------   --------   --------   --------   --------
Net asset value, beginning of period                $   10.07      $   9.97   $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                  0.27          0.54       0.55       0.54       0.35       0.42       0.58
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.04          0.10      (0.06)      0.07      (0.20)      0.05       0.29
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
    Total from investment operations                     0.31          0.64       0.49       0.61       0.15       0.47       0.87
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                  (0.27)       (0.54)     (0.55)     (0.54)     (0.35)     (0.42)     (0.58)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
  Distributions from net realized gains                    --            --         --         --      (0.08)     (0.02)     (0.09)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
    Total distributions                                 (0.27)        (0.54)     (0.55)     (0.54)     (0.43)     (0.44)     (0.67)
-------------------------------------------------   ----------     --------   --------   --------   --------   --------   --------
Net asset value, end of period                      $   10.11      $  10.07   $   9.97   $  10.03   $   9.96   $  10.24   $  10.21
=================================================   ==========     ========   ========   ========   ========   ========   ========
Total return(a)                                         3.15%         6.55%      4.98%      6.36%      1.52%      4.65%      8.93%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $ 388,243      $389,812   $359,048   $274,480   $329,942   $348,937   $260,454
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                 0.54%(b)(c)    0.54%     0.54%      0.51%      0.47%(d)    0.46%     0.48%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net
  assets                                                5.36%(b)      5.35%      5.45%      5.44%      3.75%(d)    4.07%     5.60%
=================================================   ==========     ========   ========   ========   ========   ========   ========
Portfolio turnover rate                                   53%          130%       117%       120%       120%       123%       120%
=================================================   ==========     ========   ========   ========   ========   ========   ========

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $383,918,484.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.

Trustees & Officers

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Charles T. Bauer                                  Charles T. Bauer                          11 Greenway Plaza
Chairman                                          Chairman                                  Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                            A I M Advisors, Inc.
Formerly, Director, President, and                Senior Vice President and Treasurer       11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                                Carol F. Relihan                          Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                     A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                       Melville B. Cox                           Houston, TX 77210-4739
Chief Executive Officer                           Vice President
Texana Global Inc.;                                                                         CUSTODIAN
Formerly, Member of the                           Karen Dunn Kelley
U.S. House of Representatives                     Vice President                            The Bank of New York
                                                                                            90 Washington Street, 11th Floor
Carl Frischling                                   Dana R. Sutton                            New York, NY 10286
Partner                                           Vice President and
Kramer, Levin, Naftalis & Frankel                 Assistant Treasurer                       COUNSEL TO THE FUND

Robert H. Graham                                  P. Michelle Grace                         Ballard Spahr
President and Chief Executive Officer             Assistant Secretary                       Andrews & Ingersoll
A I M Management Group Inc.                                                                 1735 Market Street
                                                  Nancy L. Martin                           Philadelphia, PA 19103
John F. Kroeger                                   Assistant Secretary
Formerly, Consultant                                                                        COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.                Ofelia M. Mayo
                                                  Assistant Secretary                       Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                                                                            919 Third Avenue
Attorney                                          Kathleen J. Pflueger                      New York, NY 10022
                                                  Assistant Secretary
Ian W. Robinson                                                                             DISTRIBUTOR
Consultant; Formerly, Executive Vice President    Samuel D. Sirko
and Chief Financial Officer                       Assistant Secretary                       A I M Distributors, Inc.
Bell Atlantic Management                                                                    11 Greenway Plaza
Services, Inc.                                    Stephen I. Winer                          Suite 100
                                                  Assistant Secretary                       Houston, TX 77046
Louis S. Sklar
Executive Vice President                          Mary J. Benson
Hines Interests                                   Assistant Treasurer
Limited Partnership


                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hours-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                              --------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                              --------------------

                                                          THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                          AGGRESSIVE GROWTH
                                                          AIM Aggressive Growth Fund*
                                                          AIM Asian Growth Fund
                                                          AIM Capital Development Fund
                                                          AIM Constellation Fund
                                                          AIM European Development Fund
                                                          AIM Global Aggressive Growth Fund

                                                          GROWTH OF CAPITAL
                                                          AIM Advisor International Value Fund
                                                          AIM Blue Chip Fund
             [PHOTO OF                                    AIM Global Growth Fund
            11 GREENWAY                                   AIM Growth Fund
           PLAZA APPEARS                                  AIM International Equity Fund
               HERE]                                      AIM Value Fund
                                                          AIM Weingarten Fund

                                                          GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                          AIM Advisor Flex Fund
                                                          AIM Advisor Large Cap Value Fund
                                                          AIM Advisor MultiFlex Fund
                                                          AIM Advisor Real Estate Fund
                                                          AIM Balanced Fund
                                                          AIM Charter Fund
                                                          AIM Global Utilities Fund

                                                          HIGH CURRENT INCOME OR CURRENT INCOME
                                                          AIM High Yield Fund
                                                          AIM Global Income Fund
                                                          AIM Income Fund

                                                          CURRENT TAX-FREE INCOME
                                                          AIM High Income Municipal Fund
                                                          AIM Municipal Bond Fund
                                                          AIM Tax-Exempt Bond Fund of Connecticut
                                                          AIM Tax-Free Intermediate Shares

                                                          CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                          AIM Intermediate Government Fund
                                                          AIM Limited Maturity Treasury Shares
                                                          AIM Money Market Fund
                                                          AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided                  *AIM Aggressive Growth Fund was closed to new
leadership in the mutual fund industry since 1976         investors on June 5, 1997. For more complete
and managed approximately $83 billion in assets           information about any AIM Fund(s), including sales
for more than 3.7 million shareholders, including         charges and expenses, ask your financial
individual investors, corporate clients, and              consultant or securities dealer for a free
financial institutions as of December 31, 1997.           prospectus(es). Please read the prospectus(es)
The AIM Family of Funds--Registered Trademark--           carefully before you invest or send money.
is distributed nationwide, and AIM today ranks
among the nation's top 15 mutual fund companies in                  INVEST WITH DISCIPLINE-SM-
assets under management, according to Lipper
Analytical Services, Inc.